Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Shinsuke Nakano, Chief Executive Officer of WHITE FOX VENTURES, INC. (FORMERLY BREATHE ECIG CORP.) (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 9, 2016	By:	/s/ Shinsuke Nakano
Director, Chief Executive Officer
WHITE FOX VENTURES, INC.
(FORMERLY BREATHE ECIG CORP.)